                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                December 31, 2003


                         United States Steel Corporation
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                        1-16811               25-1897152
       ---------------                   ------------         ----------------
(State or other jurisdiction             (Commission            (IRS Employer
      of incorporation)                  File Number)        Identification No.)

           600 Grant Street, Pittsburgh, PA                    15219-2800
       ---------------------------------------                 ----------
       (Address of principal executive offices)                (Zip Code)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)



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ITEM 5. OTHER EVENTS

On May 20, 2003, United States Steel Corporation (U. S. Steel) filed a Current Report on Form 8-K to announce its acquisition of substantially all of the assets of National Steel Corporation (National). In that filing, U. S. Steel included pro forma financial information. The purpose of this Form 8-K is to provide updated pro forma financial information required by Article 11 of Regulation S-X.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

         Not applicable.

(b) Pro forma financial information

         Updated pro forma financial information required by Article 11 of Regulation S-X to be filed as part of this Current Report on Form 8-K is included in Exhibit 99.1 attached hereto and is incorporated herein by reference in its entirety.

(c) Exhibits

         99.1 Unaudited pro forma condensed combined statement of operations of U. S. Steel for the year ended December 31, 2003.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION



By  /s/ Larry G. Schultz
    --------------------
    Larry G. Schultz
    Vice President & Controller



Dated:  March 2, 2004